UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2006

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



      Nevada                           333-119034                 98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
   of  incorporation)                                        Identification No.)



                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89107-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
                    Suite 600 - 666 Burrard St., Park Place,
                  Vancouver, British Columbia, Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 16, 2006, China Health Holdings, Inc (the "Company") entered into a Letter of Intent with Henan Tiankang Pharmaceuticals Ltd. for the proposed acquisition by the Company of 51% or more of Henan Tiankang Pharmaceuticals Ltd. Pursuant to the letter of intent, both parties have expressed their intent and support for the cooperation and accomplishment of the acquisition and merge of Henan Tiankang Pharmaceuticals Ltd. by the Company. Further, Henan Tiankang Pharmaceuticals Ltd. has agreed to offer the Company with first refusal rights and legal exclusive rights for further acquisition of 51% or more of Henan Tiankang Pharmaceuticals Ltd. in the next 9 months from the date of the signed Letter of Intent. The completion of the acquisition is subject to the negotiation and execution of a definitive acquisition agreement, as well as to the completion of full legal and financial due diligence, including the determination of the valuation of Henan Tiankang Pharmaceuticals Ltd., and the completion and delivery of audited financial statements of Henan Tiankang Pharmaceuticals Ltd.


Henan Tiankang Pharmaceuticals Ltd., which was established under the laws of the Peoples Republic of China and is based in Henan, China, is a pharmaceutical manufacturer and research and development company that has been GMP certified (in 2004) by the Peoples Republic of China State Drug Administrative Department. Henan Tiankang Pharmaceuticals Ltd. was established in 2002 following the restructuring of Henan XinYuan Pharmaceuticals, which had 40 years of operating history and accomplishments in the Peoples Republic of China. Henan Tiankang Pharmaceuticals Ltd. also acquired Henen XinLuei Pharmaceuticals (formerly known as Henan Guishanshencao Pharmaceuticals) in 2005.


On April 20, 2006, the Company issued a press release announcing the execution of the Letter of Intent with Henan Tiankang Pharmaceuticals Ltd. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit
99.1 and is incorporated herein by reference.


ITEM 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

       Not applicable.

(b)  Pro forma financial information.

       Not applicable.

(c)  Exhibits.

Exhibit Number                             Description
--------------      ------------------------------------------------------------
10.1                Letter of Intent  entered  into as of April 16,  2006 by and between  China  Health  Holding,  Inc.  and  Henan  Tiankang
                    Pharmaceuticals Ltd.

99.1                Press release issued April 20, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          China Health Holding, Inc.


Date: April 20, 2006                      /s/ Julianna Lu
                                          ---------------
                                          Julianna Lu
                                          Chief Operation Officer /PRESIDENT
                                          Chief Financial Officer/DIRECTOR



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